UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 5, 2018

Sanchez Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Awards

On April 5, 2018, the board of directors of the general partner (the “General Partner”) of Sanchez Midstream Partners LP (the “Partnership”) approved the grant of restricted units pursuant to the Partnership’s Long-Term Incentive Plan (the “Plan”) to certain executive officers of the General Partner as indicated in the following table:

Award Recipient	Title	Vesting Period	Number of Restricted Units	Fair Value
Gerald F. Willinger	Chief Executive Officer	One Year	99,585	$1,199,999
		Three Year	41,493	$499,991

Patricio D. Sanchez	Chief Operating Officer	One Year	99,585	$1,199,999

Charles C. Ward	Chief Financial Officer	One Year	45,643	$549,998
		Three Year	24,896	$299,997

The grants of the restricted units were made pursuant to Award Agreements Relating to Restricted Units (the “Award Agreements”). The restricted units vest on the first anniversary date or the first three anniversaries of their respective grant dates, as applicable. Except in connection with a change in control (as defined in the Plan), participant Disability (as defined in the Plan), or Involuntary Termination (as defined in the Award Agreements) or in the discretion of the board of directors of the General Partner, any unvested restricted units will be forfeited upon such time as the grantee is no longer an officer, employee, consultant or director of the Partnership, the General Partner, any of their affiliates or any other person performing bona fide services for the Partnership and its subsidiaries. Except with respect to the first quarter of 2018, distributions on the restricted units will be paid in cash to the grantee at the same time as distributions are paid to all common unitholders of the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

anu
SANCHEZ MIDSTREAM PARTNERS LP
By: Sanchez Midstream Partners GP LLC, its general partner

Date: April 6, 2018	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary